Corporate Update

April 2024

NYSE American: NBY



Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of applicable U.S. securities laws, which statements can, in some cases, be identified with terms such as “project,” “believe,” “may,” “plan,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “target,” “potential” and other similar expressions. These forward-looking statements reflect NovaBay's current expectation and assumptions, such as expected market potential and market acceptance of our products and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties include, but are not limited to, changing market conditions, the successful and timely completion of clinical studies, the establishment of corporate alliances, the impact of competitive products and pricing, new product development, uncertainties related to the regulatory approval process and other risks detailed in the Company's filings with the SEC, which filings can be found at www.sec.gov. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements either as a result of new information, future events or otherwise, except as required by applicable U.S. securities laws.

NovaBay PHARMA

Corporate Overview

Established, High-Quality High-Margin Brands

Avenova

- The #1 doctor-recommended antimicrobial lid & lash spray in the U.S. dry eye market

Avenova-branded Portfolio

- Best-in-class Avenova products for each step of the standard dry-eye treatment regimen

PhaseOne and NeutroPhase

- Cutting-edge wound care technology


AVENOVA

Avenova Antimicrobial Lid & Lash Spray


AVENOVA

Avenova Portfolio for Dry Eye



PhaseOne & NeutroPhase for Wound Care

Investment Highlights

Predictable, Recurring Revenue

High-quality products & customer loyalty provide solid foundation of predictable revenue for further growth in the large eyecare market

Multipronged Growth Strategy

Focus on driving growth through multiple sales channels and partnership relationships

Expense Management

DTC sales & marketing expertise contributed to 17% YOY decrease in sales & marketing expenses

NovaBay PHARMA

Strategic Execution to Drive Sales in Large Eyecare Market

1 **EXPAND PRODUCT PORTFOLIO**
- Extend product offering to become one-stop destination for standard dry eye treatment regimen and build on recognized high-quality brand name
- Rebrand complementary products to capitalize on Avenova brand recognition
- Offer complementary high-quality Rx products to leverage established sales channel

2 **INCREASE DISTRIBUTION**
- Gain access to expanded salesforce through co-promotion agreement

3 **BROADEN SALES CHANNEL**
- Enhance Physician Dispensed membership with new promotional programs



Executing on Business Strategy

eyenovia

Eyenovia Co-Promotion Partnership for Rx Ophthalmic Products to U.S. Eyecare Professional

March 13, 2024

Launches Avenova Allograft, a Prescription Optic Allograft for Use as a Protective Covering During the Repair of Ocular Surfaces

Sept. 14, 2023

Initiated New Promotions to Physician Dispensed Channel Designed to Increase Awareness of Full Suite of Avenova Product

Oct. 11, 2023

Extended Eyecare Portfolio with Avenova-branded Products to Address Complex Dry Eye Condition

2023

NovaBay PHARMA


AVENOVA
LID & LASH CLEANSING SPRAY
For Everyday Use
AVENOVA
EYE HEALTH SUPPORT
ORAL SUPPLEMENT
OMEGA-3 FISH OIL & MAQUI BERRY EXTRACT
NOVAWIP
30
AVENOVA
AVENOVA

eyecare



AVENOVA®
purely you™

SCIENCE FOR SORE EYES.

- No. 1 Doctor-Recommended Antimicrobial Lid & Lash Spray
- Pioneering use of hypochlorous acid (HOCl) – a substance naturally produced by the body – for antimicrobial lid & lash spray
- Kills a broad spectrum of bacteria and helps relieve chronic eye conditions like dry eye, blepharitis, styes, contact lens discomfort and inflammation
- 510(k) FDA-cleared formulation is the only known stable, truly pure HOCl commercial solution
- Manufactured and lab tested in the U.S. and clinically proven to be the most effective lid & lash solution available without a prescription
- *80-100 times more potent than Clorox bleach yet completely nontoxic*

Avenova Efficacy Advantages

- Inferior formulation can result in an ineffective solution and may contain harmful impurities such as bleach, plastic leachables and detergents
- Bottled in amber glass to ensure the safest, purest, and most powerful HOCl lid & lash spray on the market



COMPETITOR A
Loses more than 50% of concentration after 1 week of use.
COMPETITOR B
Loses more than 50% of concentration after 1 week of use.
COMPETITOR C
Concentration was only 63% of label claim when first opened and tested.
Lab Test Results for 3 Competitors



CERTIFIABLY superior
PATENTED
CLINICALLY-PROVEN
OIL-FREE
HYPO-ALLERGENIC
CRUELTY-FREE
DOCTOR-RECOMMENDED
NO RINSE FORMULA



The Avenova Difference.
NO BLEACH
NO IMPURITIES
NO IRRITATION
Purest, longest-lasting formulation of HOCl
No stinging or irritation
Non-toxic and non-sensitizing
Completely safe for regular, long-term use
safe for everyone!

NovaBay PHARMA

Avenova Sales Channels


AVENOVA

Rx - Retail Pharmacy

- Physicians prescribe Avenova Rx 40mL and patients fill prescriptions at a pharmacy of their choice (CVS, Walgreens, Walmart, Rite Aid, etc.)

Rx - Partner Pharmacy

- Physicians prescribe Avenova Rx 40mL and send it to a designated Avenova partner pharmacy
- Our 10 Partner Pharmacies nationwide offer a predesignated price for both insured and uninsured patients


AVENOVA

Physician Dispensed

- Physicians purchase Avenova Rx 20mL, at a discounted price, and dispense the product through their offices
- Offers a one-stop shop experience for patient convenience
- Helps ensure patients use Avenova correctly for best results
- Creates a revenue stream for physician practices



OTC

- Physicians refer patients to Avenova.com, Amazon, Walmart & CVS
- Available 24/7 for customer convenience
- Physicians can provide patients with a one-time discount code on Avenova.com
- Digital marketing programs directly reach customers with lifestyle messaging

The Avenova Rx sales **channel seeds and fosters growth in all sales channels** which maintains Avenova's market leadership position as the #1 doctor recommended product.

Avenova Opportunities for Growth



Rx + Retail Pharmacy

- Partnership with ImprimisRx, the nations largest ophthalmic compounding pharmacy
- Rx version of Avenova available at 99% of retail pharmacies nationwide



Physician Dispensed

- New products and promotional programs build on recent sales-channel momentum
- Promoted through targeted email sequencing campaigns
- Using online tools for broader reach without increasing the sales organization
- Promote physician self-serve ordering through Avenova.com



OTC

- Easy access to Rx-strength product without a prescription
- Helps offset impact of high-deductible healthcare plans
- Provides stable gross-to-net pricing
- Benefits from "Doctor Recommended" halo effect from the Rx channel
- Product bundling to encourage use of companion products


AVENOVA
AVENOVA
AVENOVA
AVENOVA

Capitalizing on Physician Dispensed Channel

Established relationships with thousands of eyecare specialists opens new revenue opportunities

- New affiliate programs provide network with access to special promotions aimed at increasing awareness of full suite of Avenova products
- Marketing opportunities for partnering companies to market their Rx eyecare products to established physician network
- Co-marketing agreements to promote Avenova spray through other companies' salesforces
- Supports DTC sales and provides a doctor-recommended halo effect around OTC product



Introducing

AVENOVA ALLOGRAFT

FEATHER LIGHT, BUT POWERFUL

New Differentiated, High-Quality Product
Addressing Large Market Opportunity

- Licensed & rebranded proprietary Rx product from BioStem Technologies
- Recent commercial launch through Physician Dispensed channel
- Global ophthalmology amniotic membrane market estimated at >$400 million, expected to growth 9.8% per year through 2030
- Expanding Physician Dispensed channel offering to capitalize and build on established sales channel



NovaBay PHARMA

Co-Promotion Partnership for Rx Ophthalmic Products

- NovaBay to market newly FDA-approved steroid to treat inflammation and pain following ocular surgery
- First new ophthalmic steroid to enter the U.S. market in over 15 years
- Eyenovia to market Rx Avenova spray through is field representatives across the U.S.

eyenovia

Eyenovia, Inc. (NASDAQ: EYEN), a commercial-stage ophthalmic technology company commercializing Mydcombi™ (tropicamide+phenylephrine ophthalmic spray for mydriasis) and developing the Optejet® device for use both in connection with its own drug-device therapeutic product candidates for presbyopia and pediatric progressive myopia as well as out-licensing for additional indications

Eyenovia aims to achieve clinical microdosing of next-generation formulations of well-established ophthalmic pharmaceutical agents using its high-precision targeted ocular delivery system, which has the potential to replace conventional eyedropper delivery and improve safety, tolerability, patient compliance and topical delivery success for ophthalmic eye treatments.

NovaBay PHARMA


AVENOVA
refresh your eyes
eye care
what does Avenova help with?

Continued Growth in DTC Channel

- Vast majority of unit sales are currently through OTC channel
- Broad product accessibility through major online retailers and in-store stocking at CVS
- Online "Subscribe & Save" feature on Avenova.com and Amazon.com, for repeat orders and revenue stabilization
- Core expertise in DTC digital marketing supports expansion of customer base

AVENOVA avenova.com amazon Walmart

Highly Loyal Customer Base

High-quality products and high customer satisfaction provides predictable revenue

- Core expertise in DTC digital marketing supports expansion
- 4.5 stars by >13,600 reviews on Amazon.com, including 73% five stars, 86% 4+ stars

2023 year-over-year increases from leading OTC channels, Amazon.com and Avenova.com, provide evidence of high customer satisfaction and loyalty

- 64% year-over-year increase in online subscription-based unit sales
- 38% increase in the number of subscription-based sales on Amazon and Avenova.com
- 24% of online sales were from subscription-base prescribers up from 14%

NovaBay PHARMA

Complete Avenova-Branded Dry Eye Product Portfolio

One product for each step in the standard dry eye treatment regimen

relieve — *treat* — *prevent*

Drops + Compress + Cleanser + Mirror + Wipes + Supplements




AVENOVA








AVENOVA

NovaBay PHARMA


PhaseOne
skin and wound cleanser
Hypochlorous Acid Solution
0.025% as a preservative
Rx ONLY
8 fl. oz. (235 ml)
PhaseOne
skin and wound cleanser
Rx ONLY
40 ml

wound care

Cutting-Edge Wound Care Technology


PhaseOne
PhaseOne


NeutroPhase®
Wound Cleanser
40 mL

- The safe and effective HOCl solution for managing viruses, bacteria and fungi
- Leverages NovaBay proprietary HOCl technology
- Rx product for routine and tough cases
- Distributed through partners
  - PhaseOne Health (U.S.)
  - Pioneer Pharma (China)

summary

NovaBay PHARMA

Financial Highlights

1 Eye and wound care product sales for 2023 reach $11.2 million, up 9% over the prior year

2 Sales & marketing spend for 2023 decreased by 17% from prior year

3 Cash and cash equivalents of $3.1 million as of December 31, 2023



NovaBay PHARMA

Investment Highlights

Predictable, Recurring Revenue

High-quality products & customer loyalty provide solid foundation of predictable revenue for further growth in the large eyecare market

Multipronged Growth Strategy

Focus on driving growth through multiple sales channels and partnership relationships

Expense Management

DTC sales & marketing expertise contributed to 17% YOY decrease in sales & marketing expenses